Segment reporting	12 Months Ended
Dec. 31, 2018
Segment Reporting [Abstract]
Segment reporting
20.	Segment reporting

The Group has determined that it operates in two operating segments: (1) E-commerce, (2) New Businesses. E-commerce represents e-commerce business. The New Businesses segment mainly includes film production, Jiedian and other technology initiatives business.

The Group derives the results of the segments directly from its internal management reporting system. The CODM measures the performance of each segment based on metrics of revenue and earnings from operations and uses these results to evaluate the performance of, and to allocate resources to, each of the segments. The Group currently does not allocate assets, share-based compensation expenses and certain operating expenses to its segments, as the CODM does not use such information to allocate resources to or evaluate the performance of the operating segments. As most of the Group’s long-lived assets are located in the PRC and most of the Group’s revenues are derived from the PRC, no geographical information is presented.

The table below provides a summary of the Group’s operating segment results for the years ended December 31, 2016, 2017 and 2018.

	For the Year Ended December 31,
	2016	2017	2018
	RMB	RMB	RMB
Net revenues:
E-commerce	6,277,183	5,768,243	3,427,289
New Businesses	-	73,732	879,179
Inter-segment*	-	(25,143)	(17,600)
Total consolidated net revenues	6,277,183	5,816,832	4,288,868

Operating income/(loss):
E-commerce	132,255	95,012	(307,959)
New Businesses	-	(133,237)	37,049
Inter-segment*	-	-	-
Total segment operating income/(loss)	132,255	(38,225)	(270,910)
Total consolidated operating income/(loss)	132,255	(38,225)	(270,910)
Total other income, net	49,531	25,025	398,305
Income/(loss) before tax	181,786	(13,200)	127,395

(*) The inter-segment eliminations mainly consist of revenues related to research and development services and warehouse services provided by E-commerce to New Businesses.